                                                                    EXHIBIT 99.2


                          NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
                          10 1/8% SENIOR NOTES DUE 2006
                                       OF
                              METRIS COMPANIES INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Metris Companies Inc. (the "Company") made pursuant to the Prospectus, dated ___________________, 1999 (the Prospectus"), if certificates for the outstanding 10 1/8% Senior Notes due 2006 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, overnight courier, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

        The Exchange Agent for the Exchange Offer is The Bank of New York

     By Registered or Certified Mail:         Facsimile Transmissions:
                                            (Eligible Institutions Only)
         The Bank of New York
        101 Barclay Street, 7E                (212) 815-6339
      New York, New York 10286
    Attention: Gertrude Jean Pirre

    By Hand or Overnight Delivery:           To Confirm by Telephone
                                             or For Information Call:
       The Bank of New York
        101 Barclay Street
   Corporate Trust Services Window            (212) 815-5920
          Ground Level
      New York, New York 10286
    Attention: Gertrude Jean Pirre

                                   ----------

     Delivery of this notice to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, the signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.


-------------------------------------     -------------------------------------
Total Principal Amount of Old Notes       If Old Notes will be delivered by
Tendered:*                                book-entry transfer to The Depository
                                          Trust Company, provide account number.
$_________________________________


  Certificate Nos. (if available):

 _________________________________        Account Number ______________________

-------------------------------------     -------------------------------------

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

     X____________________________________________   _________________________

     X____________________________________________   _________________________
               Signature(s) of Owner(s)                      Date
               or Authorized Signatory

     Area Code and Telephone Number:___________________

     Must be signed by the registered holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please provide the following information.

                      Please print name(s) and address(es)

     Name(s):     ____________________________________________________________

                  ____________________________________________________________

     Capacity:    ____________________________________________________________

     Address(es): ____________________________________________________________

                  ____________________________________________________________

                  ____________________________________________________________

Telephone Number: ____________________________________________________________

                                    GUARANTEE
                    (Not to be used for signature guarantee)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under Exchange Act as an "eligible guarantor institution" including (as such terms are defined therein) (i) a bank, (ii) broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association that is a participant in a Securities Transfer Association (an "Eligible Institution"), hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.


__________________________________         __________________________________
           Name of Firm                           Authorized Signature


__________________________________         __________________________________
             Address                                    Title


__________________________________         Name:_____________________________
          Zip Code                                  (Please Type or Print)

__________________________________         Dated:____________________________
     Telephone Number

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
      OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.